Summary Prospectus
July 31, 2026

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | PMIEX	C | PIUCX	Institutional | PIUIX	R6 | PEIRX

Federated Hermes International
Equity Fund

A Portfolio of Federated Hermes Adviser Series
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedHermes.com/us/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedHermes.com/us, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2026, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking to provide long-term capital appreciation.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes International Equity Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is to provide long-term capital appreciation. The objective may be changed by the Fund’s Board of Trustees (the “Trustees”) without shareholder approval.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Class C Shares (C), Institutional Shares (IS) and Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes of Federated Hermes Funds. More information about these and other discounts is available from your financial professional, in the “What Do Shares Cost?” section of the Prospectus on page 20 and in “Appendix B” to this Prospectus.
Shareholder Fees (fees paid directly from your investment)
	A	C	IS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	C	IS	R6
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fee	0.00%[1]	0.75%	None	None
Other Expenses	0.63%	0.62%	0.33%[2]	0.27%
Acquired Fund Fees and Expenses	0.42%	0.42%	0.42%	0.42%
Total Annual Fund Operating Expenses	1.90%	2.64%	1.60%	1.54%
Fee Waivers and/or Expense Reimbursements[3]	(0.71)%	(0.65)%	(0.66)%	(0.64)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.19%	1.99%	0.94%	0.90%
1

 The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Trustees.
2
 The Fund may incur and pay certain service fees (shareholder services/account administration fees)
on its IS class of up to a maximum of 0.25%. No such fees are currently incurred and paid by the
IS class of the Fund. The IS class of the Fund will not incur and pay such fees until such time as approved by the Trustees.
3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding tax reclaim recovery expenses, interest expense, extraordinary expenses and proxy-related expenses, if any) paid by the Fund’s A class, C class, IS class and R6 class (after the voluntary waivers and/or reimbursements) will not exceed 1.19%, 1.99%, 0.94% and 0.90% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2027; or (b) the date of the
Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the approval of the Trustees.
The fees and expenses shown in the table above and the Example that follows include the fees and expenses of the Fund and the Fund’s share of the fees and expenses of the Federated Hermes International Growth Fund (“Underlying Fund”), an affiliated fund in which the Fund expects to invest a considerable portion of its assets. The Fund invests in the Institutional Shares of the Underlying Fund, which do not currently charge any distribution, shareholder servicing or account administration fees. Both the Fund and the Underlying Fund have investment advisory agreements with the Adviser by which the Adviser is entitled to a management fee of 0.85% and 0.75% of the average daily net assets of the Fund and the Underlying Fund, respectively. However, to avoid charging duplicative fees, the Adviser will waive and/or reimburse the Fund’s Management Fee with respect to the amount of its net assets invested in the Underlying Fund. The Fund’s proportionate share of the fees and expenses of the Underlying Fund (including Management Fees) are reflected in the table above as Acquired Fund Fees and Expenses. The Adviser will also waive and/or reimburse the Fund’s Management Fee and other expenses to the extent necessary to abide by the above “Fee Limit.”
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$732	$1,114	$1,520	$2,650
Expenses assuming no redemption	$732	$1,114	$1,520	$2,650
C:
Expenses assuming redemption	$367	$820	$1,400	$2,794
Expenses assuming no redemption	$267	$820	$1,400	$2,794

Share Class	1 Year	3 Years	5 Years	10 Years
IS:
Expenses assuming redemption	$163	$505	$871	$1,900
Expenses assuming no redemption	$163	$505	$871	$1,900
R6:
Expenses assuming redemption	$157	$486	$839	$1,834
Expenses assuming no redemption	$157	$486	$839	$1,834
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 88% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund primarily invests in a portfolio of equity securities that are tied economically to a number of countries throughout the world, and typically invests in three or more countries outside of the United States (U.S.). The Fund has broad discretion to invest in issuers located or doing business throughout the world, including in both developed and emerging markets.
The Fund targets a limit of a 10% overweight position to developing or emerging markets (the countries within the Americas, Europe, the Middle East, Africa, Asia and Australasia not represented in the MSCI World Index as developed markets) as compared to the exposure of the MSCI ACWI ex USA Index to such countries. More than 25% of the Fund’s assets may be invested in the equity securities of issuers located in the same country. The Fund may invest in companies of any capitalization. The Fund’s investments in equity securities may include, for example, common stocks, American Depositary Receipts or other U.S. listings of foreign common stocks and other mutual funds.
The Fund may use other mutual funds, closed-end funds and derivative instruments to gain broad exposure to markets and/or a particular index, including, but not limited to, Federated Hermes International Growth Fund (the “Underlying Fund”), an open-end mutual fund advised by the Fund’s investment adviser, Federated Global Investment Management Corp. (the “Adviser”), using the same portfolio management team and strategies as the Fund’s International Growth Component (as defined below). It is expected that the Fund’s investment in the Underlying Fund will be a substantial portion of the Fund’s International Growth Component (as defined below). Derivative instruments include, but are not limited to, financial futures, as well as currency futures and currency forward contracts.

The Fund may use derivative contracts to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative instruments in an attempt to benefit from changes in the value of the underlying investment(s), to obtain premiums from the sale of derivative contracts, to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts will work as intended. Derivative investments made by the Fund that provide investment exposure to investments suggested by the Fund’s name are included within the Fund’s 80% policy and are calculated at notional value.
As part of the Fund’s principal investment strategy, the Adviser will allocate the Fund’s assets between a growth strategy (“International Growth Component”) and a value strategy (“International Value Component”). The Adviser does not maintain a target allocation of the Fund’s assets between the International Growth Component and International Value Component, and the Fund’s asset allocation will fluctuate from time to time at the Adviser’s discretion. The Adviser considers, among other factors, a company’s valuation, competitive position or growth prospects when deciding whether to buy or sell investments for the Fund’s portfolio.
The Fund utilizes an active trading approach. The Adviser may choose to sell a holding when, for example, in the Adviser’s view, it no longer represents an attractive investment or to take advantage of what it considers to be a better investment opportunity.
The Fund will invest its assets so that, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) are invested in equity investments. The Fund will notify shareholders at least 60 days in advance of any change in this investment policy.
What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Stock Market Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Declines in value can occur because of events relating to an issuer of a particular security resulting in a decline in the price of a particular portfolio holding, shareholder redemptions, or events relating to the broader stock market or economy, including changes in interest rates, industry or economic trends, monetary policy changes, market volatility and liquidity, or other adverse effects, which could negatively impact the Fund’s performance. Information publicly available about an issuer, whether from the issuer’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, also can affect the price of an issuer’s shares in the market. The Adviser and its affiliated investment advisers, as well as third party advisers, also may manage other funds and accounts that use similar investment strategies, and invest in similar securities, as the Fund, and investments in certain securities by multiple funds and accounts, including those managed by the Adviser and its affiliates, could impact the availability of suitable securities and cause a capacity constraint associated with the Fund’s investment strategy and could cause the Fund to be closed entirely or partially to new investment by all or certain shareholders.
■ Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.
■ Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Global economic, political and financial conditions, including geopolitical and other events (e.g., wars, tensions, sanctions and terrorism), legislative changes or shifts in fiscal or monetary policy or reform, industry or economic trends and developments, grid congestion or capacity constraints, natural disasters or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, have a significant effect on the economies of many nations, including the U.S., and financial markets generally and cause the Fund to experience volatility, illiquidity, loss of value, shareholder redemptions, and/or other potentially adverse effects.
■ Risk of Foreign Investing. The foreign markets in which the Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.
■ Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Securities markets within emerging market countries may experience low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries. There may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards comparable to those to which U.S. companies are subject.
■ Greater China Risk. Although larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. Investments in the Greater China region may be subject to the risks associated with trading on less-developed trading markets, in addition to risks associated with the Chinese government’s substantial control over the Chinese economy and possible negative repercussions from such authority, acute political risks resulting from China’s relationship with Taiwan or Hong Kong, restrictions on monetary repatriation, and/or other adverse government actions, which could likely have a significant adverse impact on the value and liquidity of the Fund’s investments in the Greater China region. As export-driven economies, the economies of countries in the Greater China region are affected by developments in the economies of and relations with their principal trading partners. The implementation of more stringent tariffs or trade restrictions on Chinese exports by the U.S. government or other foreign governments, or even the threat of these actions, could have a negative impact on the Chinese economy and the Fund’s investments. In addition, the risk of sanctions or restrictions on certain Chinese issuers and their securities by the U.S. government or other governments may impact investments in such securities, and the Fund may be forced to sell such restricted securities and incur a loss as a result.
■ Risk of Investing in Depositary Receipts and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■ Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holdings of such currencies or holdings of non-U.S. dollar denominated securities.
■ European Union and Eurozone Related Risk. A number of countries in the European Union (EU), including certain countries within the EU that have adopted the Euro (Eurozone), have experienced, and may continue to experience, severe economic and financial difficulties. Additional countries within the EU may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

■ Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears underlying fund fees and expenses indirectly. The Fund may also earn capital gains from sales of shares of underlying funds and/or receive distributions of capital gains from underlying funds. The Fund distributes any net capital gains earned to Fund shareholders no less frequently than annually. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares. Investment companies incur certain expenses, such as management fees and other operating expenses, and, therefore, any investment by the Fund in shares of other investment companies will be subject to two layers of fees and expenses. However, solely with respect to investments in affiliated underlying funds, to avoid charging duplicative management fees, the Adviser will waive and/or reimburse the Fund’s Management Fee in an amount equal to the net management fees charged by affiliated underlying funds to the Fund on the Fund’s net assets invested in the underlying funds.
■ Focused Investment Risk. To the extent that the Fund focuses its investments in the securities of a particular issuer or companies in a particular country, group of countries, region, market, industry, group of industries, sector, or asset class, the Fund’s exposure to various risks may be heightened, including price volatility and adverse economic, market, political, or regulatory occurrences affecting that issuer, country, group of countries, region, market, industry, group of industries, sector, or asset class.
■ Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation and tax issues, increased potential for losses and/or costs to the Fund and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts may also involve other risks described in this Prospectus, such as stock market, interest rate, credit, currency and liquidity risks.
■ Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
■ Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.
■ Custodial Services and Related Investment Cost. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States.
■ Liquidity Risk. Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies).
■  Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

■ Technology Risk. The Adviser uses various technologies in managing the Fund consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The Fund is the legal entity successor to the PNC International Equity Fund (“Predecessor Fund”), a portfolio of PNC Funds, pursuant to a tax-free reorganization that took place on November 15, 2019. Pursuant to the reorganization, the Fund is the legal entity survivor and the Predecessor Fund is the accounting and tax survivor of the reorganization. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the Fund’s commencement of investment operations) is historical information for the Predecessor Fund. The Predecessor Fund was managed by the same portfolio management team as the Fund, had an identical investment objective and substantially identical strategies, policies, and restrictions. Given the above, unless specifically stated otherwise, subsequent references in this section to the Fund should be read to include the Predecessor Fund.
The bar chart and performance table below are intended to help you analyze the Fund’s investment risks in light of its historical returns. The Predecessor Fund’s A class, C class, I class and R6 class shares were exchanged for the Fund’s A class, C class, IS class and R6 class shares, respectively, in the reorganization. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information with a broad-based securities market index. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedHermes.com/us or by calling 1-800-341-7400.

The Fund’s IS class total return for the six-month period from January 1, 2026 to June 30, 2026, was 12.33%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 24.01% (quarter ended June 30, 2020). Its lowest quarterly return was (25.82)% (quarter ended March 31, 2020).
Average Annual Total Return Table
For periods prior to the reorganization (the Fund’s commencement of investment operations), the performance of each class of the Fund is the historical performance of the corresponding Predecessor Fund class. The Predecessor Fund’s R6 class commenced operations on July 11, 2018. For the periods prior to commencement of operations of the R6 class, the performance of the R6 class is that of the Predecessor Fund’s I class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the IS class and after tax-returns for the A, C and R6 classes will differ from those shown for the IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account (IRA) or other tax-advantaged investment plans.
(For the Period Ended December 31, 2025)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	26.93%	4.50%	7.94%
C:

	1 Year	5 Years	10 Years
Return Before Taxes	25.84%	3.69%	7.31%
IS:
Return Before Taxes	27.18%	4.75%	8.22%
Return After Taxes on Distributions	5.67%	(0.58)%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	29.17%	3.25%	6.50%
R6:
Return Before Taxes	27.25%	4.79%	8.26%
MSCI ACWI ex USA Index[1] (reflects no deduction for fees, expenses or taxes)	32.39%	7.91%	8.41%
Morningstar Foreign Large Blend Funds Category Average[2]	30.09%	7.95%	7.66%
1
 The MSCI All Country World (ACWI) ex USA Index is a broad-based benchmark capturing large and mid-cap representation across developed markets countries (excluding the United States)
and emerging markets countries.
2
 Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Fund Management
The Fund’s Investment Adviser is Federated Global Investment Management Corp.
Martin C. Schulz, Head of International Equity Group; Senior Portfolio Manager, managed the predecessor fund to the Fund, the PNC International Equity Fund, since 1999, and has continued to manage the Fund as an employee of the Adviser since November 2019.
Calvin Y. Zhang, Senior Portfolio Manager, managed the predecessor fund to the Fund, the PNC International Equity Fund, since 1999, and has continued to manage the Fund as an employee of the Adviser since November 2019.
Michael Czekaj, CFA, Portfolio Manager, has been the Fund’s portfolio manager since July 2024.
Richard Winkowski, Senior Portfolio Manager, has been the Fund’s portfolio manager since June 2025.
Dariusz M. Czoch, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since June 2025.
Robert Ricardo, CFA, Portfolio Manager, has been the Fund’s portfolio manager since June 2025.

purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A & C Classes
The minimum investment amount for the Fund’s A and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund’s IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
A, C & IS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries
A, C & IS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

Federated Hermes International Equity Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-23259
CUSIP 31423A713
CUSIP 31423A697
CUSIP 31423A689
CUSIP 31423A671
Q454688 (7/26)
© 2026 Federated Hermes, Inc.